UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-08050

Exact name of registrant as specified in charter:	The Asia Tigers Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2017

Item 1 – Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Asia Tigers Fund, Inc. (GRR)
Annual Report
October 31, 2017
Port of Shanghai, China
Aberdeen Simply asset management.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of The Asia Tigers Fund, Inc. (the “Fund”), for the fiscal year ended October 31, 2017. The Fund’s investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in equity securities of Asian companies.

Total Investment Return

For the fiscal year ended October 31, 2017, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price, respectively, of the Fund compared to the Fund’s benchmark are as follows:

NAV*	20.2%
Market Price*	33.6%
MSCI AC Asia ex Japan Index[1]	30.8%

*	assuming reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see page 3 Report of the Investment Manager.

NAV, Share Price and Discount

	NAV	Market Price	Discount
10/31/2016	$11.48	$9.74	15.2%
10/31/2017	$13.72	$12.94	5.7%
% Change	19.5%	32.9%

Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. The Fund’s Board of Directors (the “Board”) may, although it is not obligated to, consider other actions that, in its judgment, may be effective to address the discount. The targeted discount policy, which became effective on April 4, 2014 upon the elimination of the Fund’s policy relating to semi-annual repurchase offers under its former interval structure, extended the Fund’s prior open market repurchase policy. During the fiscal year ended October 31, 2017, the Fund repurchased 10,982 shares with a weighted average discount to NAV of 15.7%. During the fiscal year ended October 31, 2016, the Fund repurchased 18,882 shares with a weighted average discount to NAV of 15.1%.

Fund Consolidation

In October 2017, the Fund’s Board of Directors and the boards of directors of seven other closed-end funds announced that they had each approved the consolidation of their respective funds into one fund, subject to the receipt of necessary approvals by stockholders of each fund. The combined fund would be managed by the Fund’s investment manager, or an affiliate of the Fund’s investment manager, and otherwise serviced by the same service providers as currently serve the Fund. In the consolidation, the Fund would be reorganized into the Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), which would, in connection with the consolidation, assuming requisite stockholder approvals are obtained, be renamed Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Combined Fund”) and would invest in emerging market equity securities to seek to provide both current income and long term capital appreciation. The Combined Fund may use leverage to achieve its objective. It is anticipated that the Combined Fund’s benchmark would be the MSCI Emerging Markets Index and that the Combined Fund would trade on the NYSE American (formerly, NYSE MKT) under a new ticker symbol, expected to be AEF. The Combined Fund’s strategy will seek to capitalize on Aberdeen’s global emerging market equity capability by investing in a global portfolio of emerging market securities. Following the consolidation, it is anticipated that the Board of Directors of the Combined Fund will consider the approval of a tender offer at 99% of NAV. The tender offer size, in combination with estimated capital gains to be distributed, will be up to a maximum distribution of 50%, and not less than 40%, of the net assets of the Combined Fund. The price, size and terms of the offer will be determined by the Combined Fund’s board at a later date. The proposed consolidation is subject to several conditions, including approval by Fund stockholders of record on December 18, 2017, who will receive a prospectus/proxy statement describing the proposed consolidation and requesting their approval of the consolidation of the Fund into the Acquiring Fund. It is expected that a special meeting of the Fund’s stockholders to consider the consolidation will be held on or about March 16, 2018. It is currently anticipated that the proposed consolidation will occur prior to the end of April 2018, subject to all requisite regulatory and stockholder approvals. The

[1]

The MSCI AC (All Country) Asia ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The MSCI AC Asia ex Japan Index consists of the following 11 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Taiwan, and Thailand. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

The Asia Tigers Fund, Inc.

Letter to Shareholders (unaudited) (continued)

proposed tender offer would be conducted as soon as practicable following the consolidation.

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment manager and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC was announced on March 6, 2017 (“Merger”) and closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund are not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment manager and administrator each became an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment management and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund remained the same following the Merger.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll- free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat)

unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial advisor or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeengrr.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Contact Us:

•	Visit: cef.aberdeen-asset.us;
•	Watch: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;
•	Email: InvestorRelations@aberdeenstandard.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

The Asia Tigers Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Important Information

This letter is not intended to, and does not, constitute an offer to sell, or solicitation of an offer to buy, any securities, nor is this letter intended to solicit any vote from any stockholder in connection with the proposed transaction described under “Fund Consolidation”. Such solicitations will only be made by a final, effective registration statement, which includes a definitive proxy statement/prospectus (the “Registration Statement”), after the Registration Statement is declared effective by the SEC.

STOCKHOLDERS OF THE FUND ARE URGED TO READ THE REGISTRATION STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED CONSOLIDATION AND RELATED MATTERS.

The Registration Statement will not constitute an offer to sell securities, nor will it constitute a solicitation of an offer to buy securities, in any state where such offer or sale is not permitted.

Security holders may obtain free copies of the Registration Statement and other documents filed with the SEC (when they become available) at the SEC’s web site at www.sec.gov. In addition, free copies of the Registration Statement and other documents filed with the SEC may also be obtained after effectiveness of the Registration Statement by calling 1-800-522-5465.

All amounts are U.S dollars unless otherwise stated.

The Asia Tigers Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Asian equities posted solid gains over the 12-month period ended October 31, 2017, driven by improving corporate fundamentals across the region and a recovery in global trade. However, the upturn was capped by investors’ doubts over U.S. President Donald Trump’s ability to deliver on his economic agenda, geopolitical tensions on the Korean peninsula, and the prospect of major central banks withdrawing monetary stimulus.

China’s equity market outpaced the overall Asia-Pacific region. Upbeat economic growth data, along with benchmark index provider Morgan Stanley Capital International’s (MSCI’s) decision to include A-shares1 in its influential indices and a sustained rise in Chinese internet stocks, drove the mainland China market, despite Beijing’s increased regulatory scrutiny and efforts to tighten leverage. Meanwhile, a rally in the technology sector underpinned equity markets in Korea and Taiwan, with companies in the Apple Inc. supply chain among the beneficiaries. The Korean market also gained ground on investors’ hopes that tensions with China over the Terminal High Altitude Area Defense (THAAD) missile system would thaw after South Korean President Moon Jae-in took office in May 2017.

Conversely, the Philippines, Indonesia and Malaysia markets trailed the overall Asia-Pacific region for the reporting period. Philippine stocks lagged after an extended run-up, hampered by President Rodrigo Duterte’s unpredictability and domestic political events. Private consumption and consumer confidence remained sluggish in Indonesia despite favorable economic conditions. Finally, the Malaysian economy continued to feel the impact of the Goods and Services tax enacted in April 2015, with inflation rising, while a weaker ringgit, the nation’s currency unit, increased the costs of imports.

Fund performance review

The Fund recorded a positive return over the 12-month period ended October 31, 2017, but lagged its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Index.

China was a key detractor from the Fund’s relative performance for the period. The Fund’s underweight exposure to the market weighed on performance, as the MSCI China Index was the strongest-performing benchmark in the Asia-Pacific region. As we noted above, China’s market rally was underpinned by the strong performance of internet stocks. Tencent Holdings (Tencent) and Alibaba Group Holding (Alibaba) stood out, buoyed by momentum trading2 and solid results. Therefore, the Fund’s underweight exposure to Tencent relative to the benchmark and the absence of a position in MSCI AC Asia Pacific ex Japan Index constituent Alibaba hampered the Fund’s relative performance. We initiated a relatively small position in Tencent towards the end of the reporting period in September 2017. This reflects our growing conviction in, and comfort with, Tencent’s business, corporate structure and governance. We think that the valuation reflects its high-quality growth potential. Tencent has succeeded in diversifying its presence in the Chinese internet space, creating a powerful ecosystem that leverages the network effects of its various offerings, while at the same time navigating the migration of gaming from PC to mobile. We believe that this combination of an expanding ecosystem and a growing monetization3 of the user base will drive Tencent’s earnings growth. We are more circumspect regarding Alibaba. While the company has a strong competitive moat4 and impressive business model, we see potential downside risks from poor corporate governance.

However, in another technology subsector, the shares of the Fund’s holdings in component manufacturers Samsung Electronics Co. (SEC) and Taiwan Semiconductor Manufacturing Co. (TSMC) performed well over the reporting period. Both generated sector-leading profit margins over the reporting period, supported by growing demand for their semiconductors, given the rapid rise of automation, digitization and digitalization across industries. It appears that investors have taken a favorable view of the companies’ growth prospects and earnings potential. Additionally, we think that their balance sheets are strong and valuations remain attractive. With their strong cash-generation, both companies continue to invest in their businesses and improve shareholder returns through share buybacks and dividends.

The Fund’s holdings in Singapore also contributed to performance for the reporting period. Shares of property developer City Developments (CDL) rallied on the back of an improving outlook in the domestic property sector. A wave of collective sales5 had ensued after the government eased some of the property curb measures6 in

[1]	A-shares are purchased and traded on the Shanghai and Shenzhen stock exchanges.
[2]	Momentum trading seeks to capitalize on market volatility by focusing on stocks that are moving significantly in one direction on high volume.
[3]	Monetization comprises the conversion of an asset into money or legal tender.
[4]	Business moat refers to the ability of a company to maintain competitive advantages over its competitors in an effort to protect its long-term profits and market share from competing firms.
[5]	A collective sale refers to the sale of two or more property units to a single common purchaser.
[6]	The Singapore government implemented property curb measures in an effort to dampen demand and expand supply to moderate the increase in housing prices.

The Asia Tigers Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

March 2017, boosting investor sentiment and benefiting most property companies in Singapore. CDL was further bolstered by news of the proposed privatization of Millennium & Copthorne Hotels (which the Fund does not hold). The Fund’s holdings in Singapore-based banks Oversea-Chinese Banking Corp. (OCBC), DBS Group Holdings and United Overseas Bank (UOB) also performed well over the period, as investors’ concerns regarding their asset quality eased and fee income improved. The banks’ third-quarter 2017 results demonstrated steady loan growth, backed by healthy levels of capital. The rally in the banks’ shares provided us with the opportunity to take some profits.

Regarding portfolio activity, in addition to the previously noted new position in Tencent, we initiated holdings in Kotak Mahindra Bank; consumer products maker Hindustan Unilever; Beijing Capital International Airport Co. (BCIA); and China Resources Land (CR Land). BCIA operates both aeronautical and non-aeronautical businesses in China. We view this as an attractive infrastructure asset in a gateway city, benefiting from its status as the home base of Air China. We believe that BCIA is well positioned to gain from an improvement in its traffic mix over time. BCIA’s earnings and cash flow are stable, while its valuation is reasonable, in our view. CR Land is a Hong Kong exchange-listed Chinese property developer with strong profitability and a substantial land bank, as well as a good mix of property development and investment, in our opinion.

Furthermore, we established a new position in Bangkok Dusit Medical Services, the largest private hospital group in Thailand with well-recognized brands and, in our judgment, a good management team. We think that the company stands to benefit from the rising demand for healthcare in Thailand and medical tourism7 across the

Asia-Pacific region, given the company’s reputation in high-quality complex treatments.

In India, we exited the Fund’s position in software services company Infosys. There were numerous negative developments affecting the company amid growing acrimony between its board and its founders in the second half of the reporting period. The dust appears to have settled somewhat, with the boardroom stabilizing for now. Nandan Nilekani, the widely respected Infosys alumnus, has returned as non-executive chairman following Vishal Sikka’s resignation as chief executive officer in August 2017. While we welcome Nilekani’s appointment, the selection of a new CEO will take time. We think that Infosys could continue to face uncertainty on several fronts, including strategy, management, board and leadership over the next several months. From a regional perspective, we feel that the company is now less attractive quality-wise when compared to the Fund’s other Asian holdings.

Outlook

Asian markets continue to enjoy a “sweet spot” of improving economic growth prospects and favorable external conditions: corporate earnings have been improving amid growing evidence of a synchronized worldwide recovery. Global financial conditions remain favorable because of extremely accommodative monetary policies, with the U.S. Federal Reserve raising interest rates gradually and continued quantitative easing in Japan. Consequently, global markets have recorded strong performance thus far in 2017. Many countries expect to see sustained economic growth into 2018, which we believe should benefit the Fund’s holdings.

Aberdeen Asset Management Asia Limited

[7]	Medical tourism is the process of traveling outside an individual’s country of residence for the purpose of receiving medical care.

The Asia Tigers Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the Fund’s average annual total investment return compared to the Fund’s benchmark, the MSCI AC Asia ex Japan Index, for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2017.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	20.2%	3.5%	3.9%	-0.8%
Market Price	33.6%	5.5%	4.6%	-0.5%
MSCI AC Asia ex Japan Index	30.8%	9.2%	8.8%	2.8%

Aberdeen Asset Management Asia Limited has entered into a written contract with the Fund to waive fees or limit expenses without which performance would be lower. This contract may not be terminated before December 19, 2018. Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The MSCI AC Asia ex Japan Index does not include fees or expenses. The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeengrr.com or by calling 800-522-5465.

The total operating expense ratio, excluding fee waivers, based on the fiscal year ended October 31, 2017 was 2.57%. The total operating expense ratio, net of fee waivers, based on the fiscal year ended October 31, 2017 was 2.38%.

The Asia Tigers Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets as of October 31, 2017. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. As of October 31, 2017, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

As of October 31, 2017, the Fund held 98.7% of its net assets in equities, 1.2% in a short-term investment and 0.1% in other assets in excess of liabilities.

Asset Allocation by Sector

Sectors	As a Percentage of Net Assets
Financials*	31.3%
Information Technology	16.2%
Real Estate	12.0%
Industrials	10.9%
Telecommunication Services	8.5%
Consumer Staples	7.0%
Materials	6.9%
Consumer Discretionary	3.9%
Energy	1.5%
Healthcare	0.5%
Short-Term Investment	1.2%
Other Assets in Excess of Liabilities	0.1%
100%

*	As of October 31, 2017 the Fund’s holdings in the Financials sector consisted of 5 industries: Banks, Capital Markets, Diversified Financial Services, Insurance and Thrifts & Mortgage Finance, which represented 20.8%, 2.4%, 1.5%, 3.3% and 3.4%, respectively, of the Fund’s net assets.

The following chart summarizes the composition of the Fund’s portfolio in geographic classification, expressed as a percentage of net assets as of October 31, 2017.

Geographic Asset Breakdown

Country Allocation	As a Percentage of Net Assets
Hong Kong	19.9%
Singapore	17.6%
India	14.4%
China	12.4%
Republic of South Korea	10.8%
Taiwan	6.3%
Indonesia	5.1%
Philippines	4.5%
Thailand	3.2%
Malaysia	2.3%
Other	3.5%
100.0%

The Asia Tigers Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of October 31, 2017:

Name of Security	As a Percentage of Net Assets
Samsung Electronics Co. Ltd., Preferred Shares	6.0%
Jardine Strategic Holdings Ltd.	5.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.6%
Oversea-Chinese Banking Corp. Ltd.	4.2%
Housing Development Finance Corp. Ltd.	3.4%
Singapore Telecommunications Ltd.	3.4%
China Mobile Ltd.	3.4%
City Developments Ltd.	3.3%
AIA Group Ltd.	3.3%
Swire Pacific Ltd., Class B	3.1%

The Asia Tigers Fund, Inc.

Portfolio of Investments

As of October 31, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—98.7%
COMMON STOCKS—92.0%
CHINA—12.4%
154,500	Anhui Conch Cement Co. Ltd., H Shares (a)	Construction Materials—1.4%	$661,831
362,000	Beijing Capital International Airport Co. Ltd., H Shares (a)	Transportation Infrastructure—1.3%	594,448
159,200	China Mobile Ltd. (a)	Wireless Telecommunication Services—3.4%	1,601,292
284,000	China Resources Land Ltd. (a)	Real Estate Management & Development—1.8%	847,594
1,118,000	PetroChina Co. Ltd., H Shares (a)	Oil, Gas & Consumable Fuels—1.5%	730,835
16,000	Tencent Holdings Ltd. (a)	Internet Software & Services—1.5%	719,121
18,000	Yum China Holdings, Inc. (b)	Hotels, Restaurants & Leisure—1.5%	726,300
TOTAL CHINA			5,881,421
HONG KONG—19.9%
207,200	AIA Group Ltd. (a)	Insurance—3.3%	1,561,351
34,300	Dairy Farm International Holdings Ltd. (a)	Food & Staples Retailing—0.6%	280,529
382,000	Hang Lung Properties Ltd. (a)	Real Estate Management & Development—1.8%	877,177
40,093	Hong Kong Exchanges & Clearing Ltd. (a)	Capital Markets—2.4%	1,117,161
107,245	HSBC Holdings PLC (a)	Banks—2.2%	1,047,714
58,600	Jardine Strategic Holdings Ltd. (a)	Industrial Conglomerates—5.2%	2,457,984
82,296	MTR Corp. Ltd. (a)	Road & Rail—1.0%	477,110
862,500	Swire Pacific Ltd., Class B (a)	Real Estate Management & Development—3.1%	1,490,880
48,600	Swire Properties Ltd. (a)	Real Estate Management & Development—0.3%	164,230
TOTAL HONG KONG			9,474,136
INDIA—14.4%
21,500	HDFC Bank Ltd. (a)	Banks—1.3%	601,248
11,240	Hero MotoCorp Ltd. (a)	Automobiles—1.4%	669,605
12,600	Hindustan Unilever Ltd. (a)	Household Products—0.5%	241,101
62,208	Housing Development Finance Corp. Ltd. (a)	Thrifts & Mortgage Finance—3.4%	1,634,401
285,950	ITC Ltd. (a)	Tobacco—2.5%	1,174,715
30,500	Kotak Mahindra Bank Ltd. (a)	Banks—1.0%	483,740
17,971	Tata Consultancy Services Ltd. (a)	Information Technology Services—1.5%	726,996
19,500	UltraTech Cement Ltd. (a)	Construction Materials—2.8%	1,326,036
TOTAL INDIA			6,857,842
INDONESIA—5.1%
793,500	Astra International Tbk PT (a)	Automobiles—1.0%	468,059
907,600	Bank Central Asia Tbk PT (a)	Banks—2.9%	1,398,104
152,000	Unilever Indonesia Tbk PT	Household Products—1.2%	555,885
			2,422,048
MALAYSIA—2.3%
383,254	CIMB Group Holdings Bhd (a)	Banks—1.2%	555,847
105,200	Public Bank Bhd (a)	Banks—1.1%	508,383
TOTAL MALAYSIA			1,064,230
PHILIPPINES—4.5%
35,000	Ayala Corp. (a)	Diversified Financial Services—1.5%	698,429
870,000	Ayala Land, Inc. (a)	Real Estate Management & Development—1.5%	728,678
380,428	Bank of the Philippine Islands	Banks—1.5%	722,168
TOTAL PHILIPPINES			2,149,275

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of October 31, 2017

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
REPUBLIC OF SOUTH KOREA—4.1%
1,878	Amorepacific Group (a)	Personal Products—0.5%	$240,828
2,580	E-MART, Inc. (a)	Food & Staples Retailing—1.1%	516,463
1,498	NAVER Corp. (a)	Internet Software & Services—2.5%	1,197,309
TOTAL REPUBLIC OF SOUTH KOREA			1,954,600
SINGAPORE—17.6%
165,000	City Developments Ltd. (a)	Real Estate Management & Development—3.3%	1,566,984
61,079	DBS Group Holdings Ltd. (a)	Banks—2.1%	1,019,931
170,400	Keppel Corp. Ltd. (a)	Industrial Conglomerates—2.0%	937,927
35,231	Keppel REIT	Equity Real Estate Investment Trusts (REITS)—0.1%	30,369
227,096	Oversea-Chinese Banking Corp. Ltd. (a)	Banks—4.2%	1,983,370
271,700	Singapore Technologies Engineering Ltd. (a)	Aerospace & Defense—1.4%	693,641
589,300	Singapore Telecommunications Ltd. (a)	Diversified Telecommunication Services—3.4%	1,621,733
28,870	United Overseas Bank Ltd. (a)	Banks—1.1%	521,556
TOTAL SINGAPORE			8,375,511
TAIWAN—6.3%
230,000	Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services—1.7%	819,808
271,583	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment—4.6%	2,188,188
TOTAL TAIWAN			3,007,996
THAILAND—3.2%
341,200	Bangkok Dusit Medical Services PCL, Foreign Shares (a)	Health Care Providers & Services—0.5%	217,797
87,900	Siam Cement PCL (The), Foreign Shares (a)	Construction Materials—2.7%	1,290,983
TOTAL THAILAND			1,508,780
UNITED KINGDOM—2.2%
104,058	Standard Chartered PLC (a)(b)	Banks—2.2%	1,036,404
	Total Common Stocks		43,732,243
PREFERRED STOCKS—6.7%
REPUBLIC OF SOUTH KOREA—6.7%
1,989	Amorepacific Corp., Preferred Shares	Personal Products—0.7%	316,898
1,435	Samsung Electronics Co. Ltd., Preferred Shares (a)	Technology Hardware, Storage & Peripherals—6.0%	2,874,081
			3,190,979
	Total Preferred Stocks		3,190,979
	Total Long-Term Investments—98.7% (cost $35,833,990)		46,923,222
SHORT-TERM INVESTMENT—1.2%
UNITED STATES—1.2%
578,616	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 0.96% (c)		578,616
	Total Short-Term Investment—1.2% (cost $578,616)		578,616
	Total Investments—99.9% (cost $36,412,606) (d)		47,501,838

	Other Assets in Excess of Liabilities—0.1%		66,418
	Net Assets—100.0%		$47,568,256

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of October 31, 2017

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of October 31, 2017.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC—PublicLimited Company
REIT—RealEstate Investment Trust

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2017

Assets
Investments, at value (cost $35,833,990)	$46,923,222
Short-term investments, at value (cost $578,616)	578,616
Foreign currency, at value (cost $167,573)	167,617
Interest and dividends receivable	37,043
Prepaid expenses and other assets	55,683
Total assets	47,762,181

Liabilities
Audit and tax services	65,818
Investment management fees payable (Note 3)	28,531
Payable for investments purchased	24,077
Deferred foreign capital gains tax	21,568
Director fees payable	9,000
Administration fees payable (Note 3)	3,185
Other accrued expenses	41,746
Total liabilities	193,925

Net Assets	$47,568,256

Net Assets Consist of:
Capital Stock, $0.001 par value (Note 5)	$3,467
Paid-in capital	35,512,213
Distributions in excess of net investment income	(228)
Accumulated net realized gain from investments and foreign currency transactions	984,954
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	11,067,850
Net Assets	$47,568,256
Net asset value per share based on 3,466,783 shares issued and outstanding	$13.72

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2017

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $64,391)	$1,037,556
Total Investment Income	1,037,556

Expenses
Investment management fee (Note 3)	432,271
Legal fees and expenses	213,818
Directors’ fees and expenses	75,425
Independent auditors’ fees and expenses	63,370
Insurance expense	57,129
Investor relations expenses (Note 3)	43,831
Reports to stockholders and proxy solicitation	39,653
Custodian’s fees and expenses	38,987
Administration fee (Note 3)	34,582
NYSE listing fee	23,750
Transfer agent’s fees and expenses	22,133
Miscellaneous	66,453
Total operating expenses before reimbursed/waived expenses	1,111,402
Less: Investor relations fee waiver (Note 3)	(21,879)
Less: Investment manager waiver (Note 3)	(59,474)
Net expenses	1,030,049

Net investment income	7,507

Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currency Related Transactions

Net realized gain/(loss) from:
Investment transactions (including $2,878 capital gains tax)	1,101,199
Foreign currency transactions	(4,837)
1,096,362

Net change in unrealized appreciation/(depreciation) on:
Investments (including $6,576 change in deferred capital gains tax)	6,871,385
Foreign currency translation	2,734
6,874,119
Net realized and unrealized gain from investments and foreign currency translation	7,970,481
Net Increase in Net Assets Resulting from Operations	$7,977,988

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$7,507	$257,527
Net realized gain/(loss) from investments and foreign currency transactions	1,096,362	(21,383)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	6,874,119	1,185,116
Net increase in net assets resulting from operations	7,977,988	1,421,260

Distributions to Stockholders from:
Net investment income	(233,661)	(369,940)
Net realized gains	(9,014)	(844,705)
Net decrease in net assets from distributions	(242,675)	(1,214,645)

Capital Share Transactions:
Repurchase of shares under open market repurchase policy (10,982 and 18,882, respectively) (Note 6)	(104,106)	(175,819)
Change in net assets from capital transactions	(104,106)	(175,819)
Change in net assets resulting from operations	7,631,207	30,796

Net Assets:
Beginning of year	39,937,049	39,906,253
End of year (including distributions in excess of net investment income and accumulated net investment income of $(228) and $233,371, respectively)	$47,568,256	$39,937,049

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2017		2016	2015	2014	2013
Per Share Operating Performance(a):
Net asset value, beginning of year	$11.48		$11.41	$13.46	$13.37	$15.28
Net investment income	–	(b)	0.07	0.08	0.05	0.07
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions(c)	2.30		0.33	(1.68)	0.30	0.82
Total from investment operations	2.30		0.40	(1.60)	0.35	0.89
Dividends and distributions to shareholders from:
Net investment income	(0.07)		(0.10)	(0.05)	(0.08)	(0.02)
Net realized gains	–		(0.24)	(0.42)	(0.21)	(2.64)
Total dividends and distributions to shareholders	(0.07)		(0.34)	(0.47)	(0.29)	(2.66)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution	–		–	–	–	(0.13)
Impact due to capital shares tendered or repurchased	–		–	–	0.01	(0.01)
Impact due to targeted discount policy (Note 6)	0.01		0.01	0.02	0.02	–
Total capital share transactions	0.01		0.01	0.02	0.03	(0.14)
Net asset value, end of year	$13.72		$11.48	$11.41	$13.46	$13.37
Market value, end of year	$12.94		$9.74	$9.77	$12.00	$12.08

Total Investment Return Based on(d):
Market value	33.58%		3.55%	(15.18% )	1.88%	4.72%
Net asset value	20.17%		4.51%	(11.68% )	3.25%	5.66%

Ratio/Supplementary Data:
Net assets, end of year (000 omitted)	$47,568		$39,937	$39,906	$47,636	$50,648
Average net assets (000 omitted)	$43,227		$38,064	$44,306	$47,380	$51,801
Net operating expenses, net of fee waivers	2.38%	(e)	2.12%	2.04%	2.33% (e)	2.06%
Net operating expenses, excluding fee waivers	2.57%		2.46%	2.28%	2.80%	2.53%
Net investment income	0.02%		0.67%	0.61%	0.35%	0.48%
Portfolio turnover	16.92%		13.97%	5.16%	10.06%	1.24%

(a)	Based on average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Net of deferred foreign withholding taxes of $0.01, $0.00, $0.02, $0.00 and $0.01 per share for the years ended October 31, 2017, October 31, 2016, October 31, 2015, October 31, 2014 and October 31, 2013, respectively.
(d)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(e)	For the 2014 and 2017 fiscal year, the Fund’s net expense ratio was affected by higher non-routine expenses that fall outside of the Expense Limitation Agreement (See Note 3 of the Notes to Financial Statements).

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Notes to Financial Statements

October 31, 2017

1. Organization

The Asia Tigers Fund, Inc. (the “Fund”) was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Asian companies.

Fund Consolidation

In October 2017, the Fund’s Board of Directors and the boards of directors of seven other closed-end funds announced that they had each approved the consolidation of their respective funds into one fund, subject to the receipt of necessary approvals by stockholders of each fund. In the consolidation, the Fund would be reorganized into the Aberdeen Chile Fund, Inc. (the “Acquiring Fund”), which would, in connection with the consolidation, assuming requisite stockholder approvals are obtained, be renamed Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Combined Fund”) and would invest in emerging market equity securities. The Combined Fund may use leverage to achieve its objective. The proposed consolidation is subject to several conditions, including approval by Fund stockholders, who will receive a prospectus/proxy statement describing the proposed consolidation. The Letter to Shareholders contains further information about the Fund Consolidation.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective to maintain a $1.00 per share net asset value, and which objective is not guaranteed. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors (the “Board”). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following chart is a summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	5,042,718	38,689,525	–	43,732,243
Preferred Stocks	316,898	2,874,081	–	3,190,979
Short-Term Investment	578,616	–	–	578,616
	5,938,232	41,563,606	–	47,501,838

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each fiscal period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the fiscal year ended October 31, 2017, the security issued by Public Bank Bhd transferred from Level 1 to Level 2 at the value of $508,383 because a valuation factor was applied at October 31, 2017. Securities issued by Amorepacific Corp., Keppel REIT, Taiwan Mobile Co. Ltd., Taiwan Semiconductor Manufacturing Co. Ltd. and Unilever Indonesia Tbk PT transferred from Level 2 to Level 1 at the values of $316,898, $30,369, $819,808, $2,188,188 and $555,885, respectively, because the securities were valued without the application of a valuation factor at October 31, 2017.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature.

To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

f. Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

g. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Portfolio of Investments. As of and during the fiscal year ended October 31, 2017, the Fund did not hold any repurchase agreements.

3. Agreements and Transactions with Affiliates

Merger of Aberdeen Asset Management PLC with Standard Life plc

The Fund’s investment manager and administrator are each a subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”). The merger of Standard Life plc and Aberdeen PLC, announced on March 6, 2017 (“Merger”), closed on August 14, 2017. Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc. Shareholders of the Fund are not required to take any action as a result of the Merger. Following the Merger, the Fund’s investment manager and administrator each became an indirect subsidiary of Standard Life Aberdeen plc, but otherwise did not change. The investment management and administration agreements for the Fund, the services provided under the agreements, and the fees charged for services did not change as a result of the Merger. The portfolio management team for the Fund also did not change as a result of the Merger.

a. Investment Manager

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For its services, AAMAL receives fees at an annual rate of: (i) 1.00% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.95% for the next $500 million of the Fund’s average weekly Managed Assets; and (iii) 0.90% of the Fund’s average weekly Managed Assets in excess of $1 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the fiscal year ended October 31, 2017, AAMAL earned a gross management fee of $432,271. There was no borrowing for investment purposes during the period.

AAMAL entered into a written contract (the “Expense Limitation Agreement”) with the Fund that is effective through December 19, 2018. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 2.00% of the average weekly Managed Assets of the Fund on an annualized basis. Through October 31, 2017, AAMAL waived and assumed a total of $59,474 attributable to its management fee and Fund expenses, including, among others, AAMI’s investor relations services, as described below.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the fiscal year ended October 31, 2017, the Fund paid a total of $34,582 in administrative fees to AAMI. This amount is not inclusive of the amount waived by AAMI for the investor relations services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund is obligated to pay a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average net assets per annum. Any difference between the capped rate of 0.05% of the Fund’s average net assets per annum and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

During the fiscal year ended October 31, 2017, the Fund incurred investor relations fees of approximately $43,492 of which AAMI waived $21,879 for investor relations services. The investor relations expenses incurred during the period will not tie to the “Investor relations expenses” line item in the Statement of Operations because the figure in the Statement of Operations includes an adjustment for amounts accrued during the Fund’s prior fiscal year.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2017 were $7,166,391 and $7,619,779, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. During the fiscal year ended October 31, 2017, the Fund repurchased 10,982 shares under its targeted discount policy (see Note 6). As of October 31, 2017, there were 3,466,783 shares of common stock issued and outstanding.

6. Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. The Board may, although it is not obligated to, consider other actions that, in its judgment may be effective to address the discount. The targeted discount policy, which became effective upon the elimination of the Fund’s interval structure, extended the Fund’s prior open market repurchase policy. During the fiscal year ended October 31, 2017, the Fund repurchased 10,982 shares under the targeted discount policy at a weighted average discount to NAV of 15.7%. During the fiscal year ended October 31, 2016, the Fund repurchased 18,882 shares with a weighted average discount to NAV of 15.1%.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include, among others, future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Fund’s investment manager are unsuccessful.

b. Risks Associated with Asian Markets

The Asian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities. Concentrating investments in the Asia region subjects the Fund to more volatility and greater risk of loss than more geographically diverse funds.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more

The Asia Tigers Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2017

stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise.

d. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2017 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$36,531,886	$13,061,476	$(2,091,524)	$10,969,952

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 was as follows:

	October 31, 2017	October 31, 2016
Distributions paid from:
Ordinary Income	$233,661	$369,940
Net long-term capital gains	9,014	844,705
Total tax character of distributions	$242,675	$1,214,645

As of October 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$19,525
Undistributed long-term capital gains – net	1,084,481
Total undistributed earnings	$1,104,006
Capital loss carryforward	–
Other currency gains	–
Other temporary differences	–
Unrealized appreciation/(depreciation)	10,948,570
Total accumulated earnings/(losses) – net	$12,052,576

The Asia Tigers Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2017

The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences. These differences are primarily due to timing differences due to wash sales and investments in passive foreign investment companies.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses, passive foreign investment company gains and losses, distribution re-designations and capital gains tax reclass. These reclassifications have no effect on net assets or net asset values per share.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain from Investments and Foreign Currency Transactions
$(7,445)	$7,445

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2017, other than as noted below.

On December 19, 2017, the Fund announced that it will pay on January 8, 2018 a distribution of $0.31847 per share to all stockholders on record as of December 29, 2017.

The Asia Tigers Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Asia Tigers Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Asia Tigers Fund, Inc. (the “Fund”), as of October 31, 2017, and the related statement of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2016 and the financial highlights for each of the years in the four-year period ended October 31, 2016 were audited by other independent registered public accountants, whose report thereon dated December 27, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2017

The Asia Tigers Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by The Asia Tigers Fund, Inc. during the fiscal year ended October 31, 2017:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Tax Return of Capital	Net Ordinary Dividend	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
7/31/2017	0.070000	0.002600	–	0.067400	0.019374	0.086774	0.067400	0.067111

(1)	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
(2)	The Fund hereby designates as qualified dividends the amount indicated above or the maximum amount allowable by law.

The Asia Tigers Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on September 15, 2017 at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103. The description of the proposals and number of shares voted at the meeting are as follows:

1. To re-elect three Class I Directors to the Board of Directors:

	Votes For	Votes Against	Abstain
Leslie H. Gelb	2,555,788	352,404	69,805
Nancy Yao Maasbach	2,535,270	414,770	27,958
Luis F. Rubio	2,563,960	386,080	27,958

Directors whose terms of office continue beyond the meeting are as follows: Jeswald W. Salacuse, Martin Gilbert and Nisha Kumar.

Change In Independent Registered Public Accounting Firm

On August 8, 2017, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm for the Fund. The reports of PwC on the Fund’s financial statements as of and for the two most recent fiscal years (ended October 31, 2016 and October 31, 2015) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the Fund’s two most recent fiscal years (ended October 31, 2016 and October 31, 2015) and the subsequent interim period through August 8, 2017, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years. During the Fund’s two most recent fiscal years (ended October 31, 2016 and October 31, 2015) and the subsequent interim period through August 8, 2017, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

On August 8, 2017, upon the recommendation of its Audit Committee, the Board approved the engagement of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2017, effective August 8, 2017. During the Fund’s two most recent fiscal years (ended October 31, 2016 and October 31, 2015) and the subsequent interim period through August 8, 2017, neither the Fund, nor anyone on its behalf, consulted with KPMG, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Asia Tigers Fund, Inc.

Board of Director’s Approval of Investment Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of The Asia Tigers Fund, Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (the “Agreement”) with the Fund’s investment adviser, Aberdeen Asset Management Asia Limited (the “Adviser”), a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen”). The Agreement was first approved by the Board and the Fund’s stockholders in 2011, and the Adviser has provided the investment advisory and other services contemplated by the Agreement since December 19, 2011 (the “Aberdeen Assumption Date”). At a meeting (the “Contract Renewal Meeting”) held in person on October 26, 2017, the Board, including the Independent Directors, considered and approved the continuation of the Agreement for an additional one-year term (the “Additional Term”). To assist in its consideration of the renewal of the Agreement, the Board requested, received and considered a variety of information (together with other information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the investment advisory arrangements for the Fund and one other closed-end fund in the same complex under the Board’s supervision (the “Other Aberdeen Fund”), certain portions of which are discussed below. The presentation made by the Adviser to the Board at the Contract Renewal Meeting in connection with its evaluation of the Agreement encompassed the Fund and the Other Aberdeen Fund. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services rendered by the Adviser to the Fund. The Board’s evaluation took into account the information received since the Fund’s inception, including the period since the Aberdeen Assumption Date, and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to the Fund by the Adviser under the Agreement.

Over the years, the Fund has taken steps, including periodic tender offers, adoption for a time of an interval structure, and implementation of a share buyback program, intended to address persistent discounts between the market price of the Fund’s shares and the Fund’s net asset value per share. While the Fund’s shares generally have continued to trade at a discount, the steps have operated to reduce the size of the Fund, resulting in a high total expense ratio relative to comparable funds,. The Fund’s total expense ratio, among other things, affects its investment returns. Several institutional investors have acquired large positions in the Fund, which, together with the Fund’s small size, makes the Fund vulnerable to institutional shareholder proposals that could be costly, distracting to management, and potentially detrimental to other Fund investors.

In 2017, the Board undertook to identify and review strategic options for the Fund’s future in light of its persistent discounts, small size, and vulnerability to institutional shareholder proposals. At the Contract Renewal Meeting, the Board received, considered, and approved a proposal to consolidate the Fund with a larger closed-end fund managed by an affiliate of the Adviser (the “Acquiring Fund”) with an emerging markets growth strategy (the “Reorganization”), subject to certain conditions, including approval of the Fund’s shareholders. The Board’s approval of the Reorganization was publicly announced on October 31, 2017. At the Contract Renewal Meeting, the Board considered and approved continuation of the Agreement in light of, among other things, the need to provide for continuity of investment advisory and other services required for the Fund’s operations pending shareholder consideration of the Reorganization. In the event that the Reorganization is approved by shareholders, the Fund will dissolve upon closing of the Reorganization and Fund shareholders will become investors in the Acquiring Fund. In the event that shareholder approval of the Reorganization is not received, the Fund will continue to conduct its operations on a standalone basis; the Agreement will continue in full force and effect in accordance with its terms for a period not to exceed the Additional Term; and the Board will consider what further actions, if any, to take in the interests of the Fund.

Board Approval of the Agreement

In its deliberations regarding renewal of the Agreement, the Board, including the Independent Directors, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to the Fund under the Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Agreement during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance program established and conducted under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the

The Asia Tigers Fund, Inc.

Board of Director’s Approval of Investment Advisory Agreement (continued)

Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and its affiliates and the financial resources of Aberdeen available to support its activities in respect of the Fund and the Other Aberdeen Fund.

The Board considered the responsibilities of the Adviser under the Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other affiliated and unaffiliated parties.

In reaching its determinations regarding continuation of the Agreement, the Board took into account that the Fund’s stockholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

The Board concluded that, overall, the nature, extent and quality of the investment advisory and other services provided to the Fund under the Agreement have been of high quality.

Fund Performance

The Board received and considered performance information and analyses for the Fund, as well as for a group of funds identified by the Adviser as comparable to the Fund regardless of asset size (the “Performance Peer Group”), prepared by Strategic Insight, an independent provider of investment company data (such information being hereinafter referred to as the “Strategic Insight Performance Information”) as part of the Contract Renewal Information. The Performance Peer Group consisted of two funds, including the Fund, for each of the 1-, 3-, -5 and 10-year periods ended June 30, 2017. The Board noted that it had received and discussed information with the Adviser at periodic intervals throughout the year comparing the Fund’s performance against its benchmark and its peer funds.

The Strategic Insight Performance Information comparing the Fund’s performance (annualized net total return) to that of the Performance Peer Group based on net asset value per share showed, among other things, that the Fund’s performance was ranked second of the two funds in the Performance Peer Group for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2017 (in these rankings, first is best). The Fund’s performance was worse than the average performance of the Performance Peer Group for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2017 such date. The Fund’s performance since the Aberdeen Assumption Date reflects, in part, the impact of cash held by the Fund during orderly repositioning of the Fund’s portfolio following the Aberdeen Assumption Date to reflect the Adviser’s investment strategies and philosophy. The Board noted that the small number and the different types and sizes of the two funds in the Performance Peer Group made meaningful performance comparisons difficult, if not impossible. The Board noted further that the impact of the Fund’s former interval structure, which was ended April 4, 2014, constrained the ability of the Adviser to carry out the Fund’s investment program. In addition to the Fund’s performance relative to the Performance Peer Group, the Board considered the Fund’s performance relative to its benchmark and in absolute terms. The Contract Renewal Information showed that the Fund underperformed its benchmark in each of the 1-, 3-, 5- and 10-year periods ended June 30, 2017. The Board considered that the Fund’s performance record for the 10-year period was achieved, in part, by a predecessor investment adviser to the Fund and did not give significant weight to performance information relating to periods prior to the Aberdeen Assumption Date.

Based on its review of performance and on other relevant factors, including those described above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Agreement for the Additional Term.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable under the Agreement by the Fund to the Adviser in light of the nature, extent and overall quality of the investment advisory and other services provided by the Adviser to the Fund.

Additionally, the Board received and considered information and analyses (the “Strategic Insight Expense Information”) prepared by Strategic Insight, comparing the Advisory Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Strategic Insight as part of the Contract Renewal Information. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund, one other closed-end Pacific/Asia ex-Japan equity fund, five closed-end China region funds, two closed-end India equity funds, one closed-end diversified Pacific/Asia fund, and four miscellaneous regional funds, as classified by Strategic Insight. The Expense Group funds had portfolio assets ranging from the Fund’s $40 million to $792 million. The Strategic Insight Expense Information, comparing the Fund’s actual total expenses to the Expense Group, showed, among other things, that the Fund’s contractual management fee, which consists of the gross advisory fee and gross administrative fee, ranked ninth of the fourteen funds in the Expense Group (in these rankings, first is best) and was slightly worse than (i.e., higher) the Expense Group median for that expense component, and that the Fund’s net management fee (i.e., giving effect to any voluntary fee waivers to the advisory fee and administration fee implemented by the Adviser and by the managers

The Asia Tigers Fund, Inc.

Board of Director’s Approval of Investment Advisory Agreement (concluded)

of the other Expense Group funds), ranked fifth of the fourteen funds in the Expense Group and was better (i.e., lower) than the Expense Group median. The Strategic Insight Expense Information showed that after all fee waivers, the Fund’s total expense ratio ranked twelfth among the fourteen funds in the Expense Group and was worse than the Expense Group median. The Board noted both that the Fund was the smallest in the Expense Group and that the small number and varying types and sizes of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Adviser to other U.S. clients, including registered investment companies with differing mandates, and to institutional and separate accounts (collectively, “institutional accounts”). Among other things, the Board considered: (i) that the Fund is subject to heightened regulatory requirements relative to institutional accounts; (ii) that the Fund is provided with office facilities and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers); and (iii) that the Adviser coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund under the Agreement. The Board considered that the Fund and the Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”), dated December 19, 2011, which was scheduled to expire on December 18, 2017 but was extended by the Adviser for an additional year to December 18, 2018.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to the Fund for the past year and since the Aberdeen Assumption Date. In addition, the Board received the Adviser’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability analysis, among other things, indicated that profitability to the Adviser in providing investment advisory and other services to the Fund was at a level which was not considered excessive by the Board in light of judicial guidance and the nature, extent and overall high quality of such services. The Board also considered that the Expense Limitation Agreement, which was scheduled to expire on December 18, 2017 but has been extended by the Adviser for an additional year, has reduced the Adviser’s profitability and that the aforementioned reduction in the administrative fee by the Adviser also would operate to reduce the Adviser’s profitability.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Adviser would realize economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board considered that the Fund’s interval structure until it ended operated to reduce Fund assets since the Aberdeen Assumption Date. The Board determined that the Advisory Fee structure was appropriate under present circumstances.

Other Benefits to the Adviser

The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund, including fees for administration and investor relation services, and did not regard such benefits as excessive.

* * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Agreement would be in the best interests of the Fund and its stockholders and unanimously voted to continue the Agreement for a period not to exceed the Additional Term.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Agreement for the Additional Term, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Fund discussing its responsibilities in connection with the proposed continuation of the Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors discussed the proposed continuation of the Agreement in a private session with their independent legal counsel at which no representatives of the Adviser were present.

The Asia Tigers Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (“Plan Agent”) in the Fund’s shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors who own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan

Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are

The Asia Tigers Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 30170, College Station, TX 77842-3170.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Independent Directors

Jeswald W. Salacuse c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1938	Chairman of the Board of Directors, Nominating Committee, Valuation Committee and Audit Committee	Since 1993; Current term ends at the 2018 Annual Meeting	Mr. Salacuse has been the Henry J. Braker Professor of Commercial Law at the Fletcher School of Law & Diplomacy, Tufts University, since 1986. He was also a Visiting Professor of Law at Harvard Law School from January 2014 through July 2014, and has served as International Arbitrator, Arbitration Tribunal, ICSID, World Bank since 2004.	2	Former Director of 30 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC and its affiliates. Director and Chairman of The India Fund, Inc.

Leslie H. Gelb c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1937	Director, Audit Committee and Nominating Committee Member	Since 1994; Current term ends at the 2020 Annual Meeting	Mr. Gelb has been the President Emeritus of The Council on Foreign Relations since 2003. Previously, he was a Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, of The New York Times, as well as a senior official in the departments of State and Defense.	2	Director of 29 Registered Investment Companies advised by Legg Mason Partners Fund Advisor, LLC and its Affiliates. Director of The India Fund, Inc.

Luis Rubio c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1955	Director, Audit Committee and Nominating Committee Member	Since 1999; Current term ends at the 2020 Annual Meeting	Mr. Rubio has been the Chairman of Mexico Evalua-CIDAC since 2000 and Chairman, Mexican Council on Foreign Relations (2017-2019). He is also a frequent contributor of op-ed pieces to The Wall Street Journal and the author and editor of 49 books.	2	Director of one registered investment company advised by Advantage Advisers L.L.C. or its affiliates and Director of Coca Cola Femsa and The India Fund, Inc.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Nisha Kumar c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Director, Audit Committee and Nominating Committee Member	Since 2016; Current term ends at the 2019 Annual Meeting	Nisha Kumar has been a Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group LLC since 2011. She was previously Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. during 2011. From 2007 to 2009, Ms. Kumar served as Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. Ms. Kumar is a member of the Council on Foreign Relations and serves as a board member to the following organizations: GB Flow Investment LLC, EDAC Technologies Corp., Nordco Holdings, LLC, and SEKO Global Logistics Network, LLC.	3	Director of The India Fund, Inc. and Aberdeen Income Credit Strategies Fund

Nancy Yao Maasbach c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1972	Director, Audit Committee and Nominating Committee Member	Since 2016; Current term ends at the 2020 Annual Meeting	Nancy Yao Maasbach is the President of the Museum of Chinese in America. Prior to this position, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Ms. Yao Maasbach has over twenty years of experience working in and covering Asia, including positions at Goldman Sachs & Co., Center for Finance and Research Analysis, and the Council on Foreign Relations. She is a member of the Council on Foreign Relations.	2	Director of The India Fund, Inc.

Interested Directors

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Director	Since 2012; Current term ends at the 2018 Annual Meeting	Mr. Gilbert is Co-Chief Executive Officer of Standard Life Aberdeen plc, the global investment company formed as a result of the merger between Aberdeen Asset Management PLC and Standard Life plc in August 2017. He was a founding director, shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. Director (1991-2014) Aberdeen Asset Management Asia Limited; and Director (2000-2014), Aberdeen Asset Management Limited. He has been a Director from 1995 to 2014, and was President from 2006 to 2014 of Aberdeen Asset Management, Inc.	26	Trustee of Aberdeen Funds; Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., The India Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited

*	Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Funds, and Aberdeen Investment Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	Since 2011	Currently, Director, Vice President, and Head of Product – Americas for AAMI, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. He joined Aberdeen in 2000.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President	Since 2011	Currently, Head of International Compliance (since 2017) and Director, Vice President and Head of Compliance – Americas for AAMI. Mr. Cotton joined Aberdeen in 2010.

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Chief Legal Officer, Vice President	Since 2012	Currently, Vice President and Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI as U.S. Counsel in July 2007.

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	Since 2011	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas for AAMI. Ms. Melia joined AAMI as Head of Fund Administration – US in 2009.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary, Vice President	Since 2011	Currently, Head of Product Management for AAMI since 2009. Ms. Kennedy joined AAMI in 2005.

Adrian Lim* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2012	Currently, Senior Investment Manager on the Asian Equities Team. Adrian joined Aberdeen in 2000 as a manager in private equity on the acquisition of Murray Johnstone and transferred to his current position soon after.

Bev Hendry* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2014	Currently, Chief Executive Officer – Americas. He previously held the positions of Co-Head of Americas and Chief Financial Officer for AAMI until 2016. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen in July 2014 from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.

The Asia Tigers Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2011	Currently, Global Head of Legal . Ms. Nichols is Director and Vice President for AAMI. Previously, Ms. Nichols served as Head of Legal – Americas from 2010-2012. She joined AAMI in 2006.

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	Since 2011	Currently, Group Head of Product Opportunities and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006- 2008), Chief Executive Officer (from October 2005 to September 2006) of AAMI.

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Vice President	Since 2012	Mr. Young has been a member of the Executive Management Committee and Director of Aberdeen Asset Management PLC since 1991 and 2011, respectively. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

Joseph Andolina c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President-Compliance	Since 2017	Currently, Head of Conduct and Compliance-Americas / Deputy Chief Risk Officer and Vice President for AAMI (since 2017). Prior to that, Mr. Andolina was Deputy Head of Compliance – Americas. Mr. Andolina joined Aberdeen in in 2012.

Kasey Deja* c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1979	Assistant Secretary	Since 2012	Currently, Senior Product Manager within Product Management for AAMI. Ms. Deja joined Aberdeen in 2005 .

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2013	Currently, Senior Fund Administration Manager for AAMI. Ms. Ferrari joined AAMI as a Senior Fund Administrator in 2008.

*	Messrs. Goodson, Cotton, Lim, Hendry, Andolina, and Pittard and Mses. Sitar, Melia, Kennedy, Nichols, Deja, and Ferrari, hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., The Asia Tigers Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Funds, and Aberdeen Investment Funds, each of which may also be deemed to be a part of the same “Fund Complex.”
**	Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which have a common Investment Manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

The Asia Tigers Fund, Inc.

Corporate Information

Directors

Leslie H. Gelb

Martin Gilbert

Nisha Kumar

Nancy Yao Maasbach

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President – Compliance

Adrian Lim, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Hugh Young, Vice President

Kasey Deja, Assistant Secretary

Sharon Ferrari, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 20170

College Station, TX

77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeenstandard.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The Asia Tigers Fund, Inc. are traded on the NYSE under the symbol “GRR”. Information about the Fund’s net asset value and market price is available at www.aberdeengrr.com.

This report, including the financial information herein, is transmitted to the shareholders of The Asia Tigers Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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GRR-ANNUAL

Item 2 – Code of Ethics.

(a)	As of October 31, 2017, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3 – Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Ms. Nisha Kumar, a member of the Board of Directors’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Kumar as the Audit Committee’s financial expert. Ms. Kumar is an “independent” Director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c) (1) Tax Fees	(d) All Other Fees
October 31, 2017	$49,500	$0	$8,500	$0
October 31, 2016 (2)	$55,000	$0	$16,207	$0

(1)	Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.
(2)	Fees for the fiscal year ended October 31, 2016 were paid to the Registrant’s prior independent public accounting firm.

(e)(1) The Registrant’s Audit Committee (the “Committee”) has adopted a charter that provides that the Committee shall bear direct responsibility for the appointment, compensation, retention and oversight of the work of the Registrant’s independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Registrant. The Committee shall also evaluate the qualifications, performance and independence of the Registrant’s independent auditors, including whether the auditors provide any consulting services to the Investment Manager or its affiliated companies, and receive the auditors’ specific representations as to their independence. The Charter also provides that the Committee shall, to the extent required by applicable law, pre-approve: (i) all audit and permissible non-audit services1 that the Registrant’s independent auditors provide to the Registrant, and (ii) all non-audit services that the Registrant’s independent auditors provide to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee. Pursuant to the Committee’s Pre-Approval Policies, as

amended on May 12, 2015, individual tax or audit-related services that fall within certain enumerated categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the independent auditor’s independence, by the Chairman (or any other Committee member who is a disinterested director under the Investment Company Act of 1940, as amended, to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)	For the fiscal year ended October 31, 2017, KPMG, billed $656,101 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Administrator. For the fiscal year ended October 31, 2016, the Registrant’s former independent public accounting firm billed $849,518 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Administrator.

(h)	The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s Investment Manager (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2017, the audit committee members were: Leslie H. Gelb, Nisha Kumar, Nancy Yao Maasbach, Luis F. Rubio, and Jeswald W. Salacuse.

(b)	Not applicable

Item 6 – Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Manager are included as Exhibit (d).

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of January 8, 2018.

Individual & Position	Services Rendered	Past Business Experience
Hugh Young Managing Director	Responsible for equities globally from the Singapore office.	Currently Managing Director and group head of equities as well as a member of the executive committee responsible for Aberdeen’s day-to-day running. Co-founded Singapore-based Aberdeen Asia in 1992 having been recruited in 1985 to manage Asian equities from London.

Adrian Lim Senior Investment Manager Equities – Asia	Responsible for Asian equities portfolio management.	Currently a Senior Investment Manager of Asian Equities. Mr. Lim joined Aberdeen from Murray Johnstone in December 2000. He was previously an associate director at Arthur Andersen advising clients on mergers & acquisitions in South East Asia. He moved from private equity to the Asian Equities team in July 2003.

Christopher Wong Senior Investment Manager Equities – Asia	Responsible for Asian equities portfolio management.	Currently a Senior Investment Manager on the Asian Equities Team and CEO of Aberdeen Islamic Asset Management Sdn Bhd. He joined Aberdeen in 2001 on the private equity desk before transferring to the Asian equities team in August 2002.

Pruksa Iamthongthong Senior Investment Manager Equities – Asia	Responsible for company research and oversight of portfolio construction.	Pruksa joined Aberdeen in 2007. Pruksa holds a BA in Business Administration from Chulalongkorn University, Thailand and is a CFA® Charterholder. CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

Flavia Cheong Head of Equities – Asia Pacific ex Japan	Responsible for company research and oversight of portfolio construction.	Currently Head of Equities – Asia Pacific ex Japan. Joined Aberdeen in 1996. Before joining Aberdeen, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore.

(a)(2) The information in the table below is as of October 31, 2017.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Hugh Young	Registered Investment Companies	23	$10,293.41	1	$510.05
	Pooled Investment Vehicles	82	$32,301.95	2	$370.35
	Other Accounts	115	$25,428.62	15	$4,578.95
Adrian Lim	Registered Investment Companies	23	$10,293.41	1	$510.05
	Pooled Investment Vehicles	82	$25,428.62	2	$370.35
	Other Accounts	115	$25,428.62	15	$4,578.95
Christopher Wong	Registered Investment Companies	23	$10,293.41	1	$510.05
	Pooled Investment Vehicles	82	$32,301.95	2	$370.35

	Other Accounts	115	$25,428.62	15	$4,578.95
Pruksa Iamthongthong	Registered Investment Companies	23	$10,293.41	1	$510.05
	Pooled Investment Vehicles	82	$32,301.95	2	$370.35
	Other Accounts	115	$25,428.62	15	$4,578.95
Flavia Cheong	Registered Investment Companies	23	$10,293.41	1	$510.05
	Pooled Investment Vehicles	82	$32,301.95	2	$370.35
	Other Accounts	115	$25,428.62	15	$4,578.95

Total Assets are as of October 31, 2017 and have been translated into U.S. Dollars at a rate of £1.00 =1.33.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3) Aberdeen’s remuneration policies are designed to support its business strategy as a leading global asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive global employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and to consider market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year – January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational)

markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2017
Hugh Young	$0
Adrian Lim	$0
Christopher Wong	$0
Pruksa Iamthongthong	$0
Flavia Cheong	$0

(b) Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
11/01/2016 to 11/30/2016	3,188	$9.66	3,188	234,699
12/01/2016 to 12/31/2016	4,994	$9.18	4,994	229,705
01/01/17 to 01/31/17	2,000	$9.59	2,000	227,705
02/01/17 to 02/28/17	800	$10.07	800	226,905
03/01/17 to 03/31/17	0	None	0	226,905
04/01/17 to 04/30/17	0	None	0	226,905
05/01/17 to 05/31/17	0	None	0	226,905
06/01/17 to 06/30/17	0	None	0	226,905
07/01/17 to 07/31/17	0	None	0	226,905
08/01/17 to 08/31/17	0	None	0	226,905
09/01/17 to 09/30/17	0	None	0	226,905

10/01/17 to 10/31/17	0	None	0	226,905
Total	10,982	$9.63	10,982	—

(1)

On November 2, 2012, the Fund announced that its Board of Directors, at a meeting held on October 30, 2012, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2017, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, for the period covered by this report that is the subject of disclosure required by Item 2(f) is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	Proxy Voting Policy of Registrant.

(d)	Proxy Voting Policies and Procedures of Investment Manager.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Asia Tigers Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer of The Asia Tigers Fund, Inc.

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer of The Asia Tigers Fund, Inc.

Date: January 8, 2018

By:	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer of The Asia Tigers Fund, Inc.

Date: January 8, 2018